Old Westbury Non-U.S. Large Cap Fund
RISK/RETURN
Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Effective immediately, the Fund changed its benchmark to the S&P Global ex-U.S. LargeCap Index to more closely reflect the Fund’s investment strategy. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

          Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The performance through July 28, 2008 represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Average Annual Total Returns (for the periods ended 12/31/10)
Average Annual Total Returns	1 Year	5 Years	10 Years
Old Westbury Non-U.S. Large Cap Fund	15.11%	2.08%	2.46%
Old Westbury Non-U.S. Large Cap Fund After Taxes on Distributions	15.09%	1.51%	2.10%
Old Westbury Non-U.S. Large Cap Fund After Taxes on Distributions and Sales	10.11%	1.93%	2.17%
Old Westbury Non-U.S. Large Cap Fund MSCI EAFE Index (net dividends) (reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%
Old Westbury Non-U.S. Large Cap Fund S &P Global ex-U.S. LargeCap Index (reflects no deductions for fees, expenses or taxes)	13.58%	5.71%	6.80%